SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


     THIS SECOND AMENDMENT, effective as of the Effective Date (as defined in Paragraph 16), is by and among (A) Southern Electronics Corporation, a Delaware corporation, and Southern Electronics Distributors, Inc., a Delaware corporation (collectively, the "Borrowers"), and (B) National City Bank of Columbus (formerly named National City Bank, Columbus), a national banking association ("NCB"), and Wachovia Bank of Georgia, N.A., a national banking association ("WB") (collectively, the "Banks"), amending the Revolving Credit Agreement dated as of June 29, 1995 by and among the Borrowers and the Banks (the "Original Credit Agreement"), as amended by the First Amendment to Revolving Credit Agreement effective as of December 14, 1995 (the "First Amendment") (the Original Credit Agreement, as amended by the First Amendment, collectively, the "Credit Agreement"). U.S. Computer of North America, Inc. (formerly named USC Acquisition Corporation), a Delaware corporation, became a party to the Credit Agreement and a Borrower pursuant to the First Amendment. Subsequently, U.S. Computer of North America, Inc. was merged with and into Southern Electronics Distributors, Inc., and accordingly U.S. Computer of North America, Inc. ceased to be a party to the Credit Agreement with Southern Electronics Distributors, Inc. assuming all of its obligations thereunder. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

     The parties hereto hereby agree as follows:

     1. The introductory paragraph of the Credit Agreement is amended by changing the name "National City Bank, Columbus" to "National City Bank of Columbus."

     2. Subsection 1.01 of the Credit Agreement shall be and it hereby is amended by modifying the definition of "Applicable
Margin" to read in its entirety as follows:

          "Applicable Margin" means, with respect to any Performance Pricing Determination Date, the percentage set forth below as the Applicable Margin based upon the L/TNW Ratio of the Borrowers set forth below, determined pursuant to subsection 2.12(E).

                                                                   Applicable
          L/TNW Ratio                                                Margin

     Not more than .80 to 1                                            .75%
     Greater than .80 to 1 but not more than 1 to 1                   1.00%
     Greater than 1 to 1 but not more than 1.33 to 1                  1.25%
     Greater than 1.33 to 1 but not more than 1.60 to 1               1.50%
     Greater than 1.60 to 1 but not more than 2 to 1                  1.75%
     Greater than 2 to 1 but not more than 2.25 to 1                  2.00%
     Greater than 2.25 to 1 but not more than 2.50 to 1               2.25%
     Greater than 2.50 to 1                                           2.75%

     3. Subsection 1.01 of the Credit Agreement shall be and it hereby is also amended by adding the definition of "Capital Stock
Proceeds" to read in its entirety as follows:

          "Capital Stock Proceeds" means the aggregate net proceeds from all sales of capital stock of the Borrowers occurring on or after September 4, 1996.

     4. Subsection 1.01 of the Credit Agreement shall be and it hereby is additionally amended by modifying the definition of "Loan Commitment" to read in its entirety as follows:

          "Loan Commitment" means the sum of Thirty-Five Million Dollars ($35,000,000) or such lesser amount as shall hereafter be determined from time to time pursuant to subsection 2.16. The outstanding amount of any Authorized Approved Transaction Financing shall be given effect in the calculation of and thereby reduce the remaining Loan Commitment available for Loans and issuance of Letters of Credit, with each Bank's Share of the Commitment available for Loans and issuance of Letters of Credit being reduced by such Bank's share of such outstanding amount of the Authorized Approved Transaction Financing determined by multiplying such outstanding amount by the Bank's Percentage. In computing the Commitment Fee payable under subsection 2.15(A), the unused portion of the Share of the Commitment of each Bank shall not be reduced by a Bank's share of such outstanding amount of the Authorized Approved Transaction Financing.

     5. Subsection 1.01 of the Credit Agreement shall be and it hereby is further amended by modifying the definition of "Loan
Commitment Maturity Date" to read in its entirety as follows:

          "Loan Commitment Maturity Date" means August 31, 1998, provided, however, that during the month of May in each year prior to the year in which the then Loan Commitment Maturity Date falls (thus, in May of 1997 when the then Loan Commitment Maturity Date is August 31,
     1998), the Borrowers may request in writing to the Banks that the then Loan Commitment Maturity Date be extended for an additional period of one (1) year and the Banks, in their sole discretion, may elect to honor or not honor such request. The Banks shall notify in writing the Borrowers of the decision of the Banks, and in the event an extension is agreed upon it shall be reflected in an amendment to this Agreement which appropriately changes this definition of Loan Commitment Maturity Date to reflect the new such Loan Commitment Maturity Date.

     6. Subsection 5.01(P) of the Credit Agreement shall be and it hereby is amended to read in its entirety as follows:

          (P)  Southern Electronics Corporation has no
     Subsidiaries, other than Southern Electronics
     Distributors, Inc. and any other approved Subsidiaries created in an Approved Transaction, and no Subsidiary has any Subsidiaries; and

     7. Subsection 6.01(F)(1) of the Credit Agreement shall be and it hereby is amended to read in its entirety as follows:

          (1) Maintain at all times Net Working Capital in the minimum amount of Thirty-Five Million Dollars
     ($35,000,000).

     8. Subsection 6.01(F)(2) of the Credit Agreement shall be and it hereby is amended to read in its entirety as follows:

          (2) Maintain a ratio of Liabilities to Tangible Net Worth (the "L/TNW Ratio") of not more than 2.85 to 1 at all times through September 29, 1996, 2.75 to 1 at all times from September 30, 1996 through December 30, 1996,
     2.60 to 1 at all times from December 31, 1996 through September 29, 1997, 2.30 to 1 at all times from September 30, 1997 through December 30, 1997, 2.20 to 1 at all times from December 31, 1997 through March 30, 1998, 2.10 to 1 at all times from March 31, 1998 through June 29, 1998 and 2.00 to 1 at all times thereafter, provided that, from and after such date as the Borrowers have received Capital Stock Proceeds of $7,500,000 or more, the Borrowers shall at all times maintain a L/TNW Ratio of 2.00 to 1.

     9. Subsection 9.05(A) of the Credit Agreement shall be and it hereby is amended to read in its entirety as follows:

          (A)  If to the Borrowers:     Southern Electronics
                                        Corporation and
                                        Southern Electronics
                                        Distributors,Inc.
                                        4916 North Royal Atlanta Drive
                                        Tucker, Georgia  30085
                                        Attention:    Larry G. Ayers
                                                      Vice President-
                                                      Finance
                                        Telecopier:   770-938-2814
                                        Confirmation: 770-491-8962

     10. Concurrently with the execution hereof, the Borrowers shall deliver to the Banks the following:

          (a) Executed Revolving Credit Notes in the form of the Revolving Credit Notes attached hereto in exchange for and to supersede and replace the existing Notes dated December 14, 1995
(the "Replacement Notes").

          (b) A certified (as of the Effective Date) copy of resolutions of the Borrowers' boards of directors authorizing the execution, delivery and performance of this Second Amendment, the Replacement Notes and each other document to be delivered pursuant hereto;

          (c) A certified (as of the Effective Date) copy of each of the Borrowers' by-laws;

          (d) A certificate (dated as of the Effective Date) of each of the Borrowers' corporate secretary as to the incumbency and signatures of the officers of such Borrower signing this Second Amendment, the Replacement Notes and each other document to be delivered pursuant hereto;

          (e) A copy, certified as of the most recent date practicable, by the Secretary of State of Delaware, of each of the Borrowers' certificate of incorporation, together with a certificate (dated as of the Effective Date) of each of the Borrowers' corporate secretary to the effect that such certificate of incorporation has not been amended since the date of the aforesaid certification;

          (f) Certificates, as of the most recent dates practicable, of the aforesaid secretary of state, the secretary of state of each state in which the Borrowers are qualified as a foreign corporation and the department of revenue or taxation of each of the foregoing states, as to the good standing or valid existence of each of the Borrowers;

          (g)  A written opinion of Messrs. Long, Aldridge &
Norman, the Borrowers' counsel, dated the Effective Date and addressed to the Banks, in form and substance reasonably satisfactory to the Banks and their counsel.


          (h) A certificate, dated the Effective Date, signed by the president or a vice president of each of the Borrowers to the effect that:

               (1)  The representations and warranties
          set forth in subsection 5.01 of the Credit
          Agreement as amended hereby are true in all material respects as of the Effective Date;
          and

               (2)  No Event of Default under the Credit
          Agreement as amended hereby, and no event which, with the giving of notice or passage of time or both, would become an Event of Default under the Credit Agreement as amended hereby, has occurred as of the Effective Date.

For purposes of the certifications provided for in (c), (d), (e) and (f) above, the Borrowers shall be required to provide such certifications with respect to the Borrowers only if there have been changes therein from those last delivered at the Closings under the Original Credit Agreement or the First Amendment; otherwise, such certifications with respect to the Borrowers delivered at such Closings shall be deemed reissued and redelivered by the Borrowers as of the Effective Date.

     11. The Banks hereby confirm their prior consent and approval to Restricted Payments by Southern Electronics Corporation in the aggregate amount of $1,325,000 for the repurchase on August 6, 1996 of 200,000 shares of the outstanding capital stock of Southern Electronics Corporation.

     12. Concurrently with the execution and delivery of this Second Amendment, the Borrowers shall pay to the Banks an amendment fee of Twenty Thousand Dollars ($20,000) for this amendment of the Credit Agreement and related matters, which amendment fee shall be shared equally by the Banks. Further, Borrower shall, on demand, reimburse the Banks for all expenses, including the reasonable fees and expenses of legal counsel for the Banks, incurred by the Banks in connection with this Second Amendment and related matters.

     13. This Second Amendment represents the entire understanding of the parties with respect to the subject matter hereof, and supersedes any prior oral or written understandings with respect to the subject matter hereof.

     14. Except as set forth expressly herein, all terms of the Credit Agreement and the other related loan documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers. The Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other related loan documents effective as of the Effective Date, as hereby amended. This Second Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

     15. This Second Amendment may be executed by one or more of the parties in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The Borrowers agree to take such further actions as the Banks shall reasonably request in connection herewith to evidence the agreements herein contained.

     16. This Second Amendment shall be effective on the date set forth below as the Effective Date (the "Effective Date").

     IN WITNESS WHEREOF, the parties have caused this Second
Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Effective Date.

Effective Date:  September 9, 1996

SOUTHERN ELECTRONICS                    SOUTHERN ELECTRONICS
    CORPORATION                           DISTRIBUTORS, INC.

By:                                    By:
Name:   Larry G. Ayers                 Name:   Larry G. Ayers
Title:  Vice President-Finance          Title:  Vice President-Finance



NATIONAL CITY BANK OF COLUMBUS WACHOVIA BANK OF GEORGIA, N.A.

By:                                    By:
Name:   Brian T. Strayton              Name:   Kevin B.Harrison
Title:  Vice President                 Title:  Vice President

                      REVOLVING CREDIT NOTE

$17,500,000.00                                          Columbus, Ohio
                                                     September 9, 1996

     FOR VALUE RECEIVED, the undersigned, SOUTHERN ELECTRONICS CORPORATION ("SEC") and SOUTHERN ELECTRONICS DISTRIBUTORS, INC. ("SED") (SEC and SED referred to collectively as the "Borrowers"), jointly and severally hereby unconditionally promise to pay on the Loan Termination Date, to the order of NATIONAL CITY BANK OF COLUMBUS, formerly named National City Bank, Columbus (the "Lender"), at the office of the Administrative Bank located at 191 Peachtree Street, 30th Floor, Mail Code 212, Corporate Banking, Atlanta, Georgia 30303-1757, Attn: Kevin B. Harrison, Vice President, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of
(a) SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($17,500,000.00) and (b) the aggregate unpaid principal amount of all loans made by the Lender to the Borrowers and the aggregate amount of all advances made by the Lender pursuant to letters of credit issued by the Banks in favor of the Borrowers pursuant to the Revolving Credit Agreement, dated as of June 29, 1995, as amended, between the Borrowers and the Banks (the "Credit Agreement"). Capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement, unless otherwise defined herein.

     The Borrowers further agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof until such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise) on the dates and at the applicable rate per annum as provided in subsection 2.12 of the Credit Agreement.

     The holder of this Note is authorized to endorse the date and amount of each loan pursuant to the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and the unpaid principal amount under this Note on the schedule annexed hereto and made a part hereof or on a continuation thereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

     If any payment on this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     This Note is one of the Notes referred to in the Credit
Agreement and is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

     This Note shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, this Note is executed by the Borrowers as of the date first set forth above amending and restating the Revolving Credit Note given to the Lender currently in effect under the Credit Agreement.


                              SOUTHERN ELECTRONICS
                                  CORPORATION


                              By:
                              Name:  Larry G. Ayers
                              Title:    Vice President-Finance



                              SOUTHERN ELECTRONICS
                                  DISTRIBUTORS, INC.


                              By:
                              Name:  Larry G. Ayers
                              Title:    Vice President-Finance

                                           Schedule to Revolving Credit Note


                                                     Amount
                       Amount                        of                         Unpaid
                       of                            Principal                  Principal
  Date                 Loan                          Payments                   Balance


  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________

  ___________          $_______________              $_____________             $_________________